Exhibit 99.1
Consent of Independent Auditors
The Board of Directors
FR Borco Topco, L.P.:
We consent to the reference to our firm under the heading “Experts” in the registration statement No. 333-170569 on Form S-3.
/s/ KPMG Accounts N.V.
Rotterdam, the Netherlands
January 26, 2011